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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 29, 2001

                                      IEMI
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                     000-28415                  65-0861102
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(State or other jurisdiction    (Commission File         (IRS Employer
 of Incorporation)              Number)                  Identification Number)


5801 Wiley Street, Hollywood, Florida 33023
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (954) 961-3033

                  International Environmental Management, Inc.
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          (Former name or former address, if changed since last report)


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Pursuant to Regulation S-B, Item 304, the Company has filed as an exhibit to this Report a letter addressed to the Securities and Exchange Commission by Baum & Company, P.A.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         EXHIBITS

         16.1     Letter of Baum & Company, P.A., dated November 6, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                                   IEMI



Dated: November 19, 2001                    By:   /s/ Harold A. Solomon
                                                --------------------------------
                                                Harold A. Solomon, President




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